RUBICON FINANCIAL ANNOUNCES CLOSING OF GRANT BETTINGEN MERGER

Adds FINRA registered Broker/Dealer to its financial services platform.

June 4, 2008--Irvine, California – Rubicon Financial Incorporated (OTC:BB-“RBCF”), a publicly traded financial services holding company offering multiple financial services to mid market corporate clients, financial institutions and investors, is pleased to announce the closing of the previously announced merger with Grant Bettingen, Inc. (“GBI”), a licensed FINRA firm in Newport Beach, California since 1985 providing diversified investment banking and securities transaction services.

GBI provides full brokerage services to retail and institutional clients. GBI is recognized for its 23 years in investment banking sponsoring small-to-mid size corporate clients, boutique investments in real estate and energy, and forming syndicate and wholesale distribution networks. GBI is privileged to maintain multiple clearing relationships enabling it to customize services for large and small clients. GBI plans to expand its trading and market making operations while growing its independent brokerage and financial planning offices. Clients are expected to benefit from the Rubicon platform of financial services with affiliate companies providing asset management, full personal and commercial insurance lines, and real estate mortgage and brokerage.

“Closing on the GBI merger marks another milestone in furthering our business model as a diversified, bundled, single-source, financial services boutique within the financial services industry. We are extremely optimistic about the immense opportunities within the brokerage and investment banking industries,” stated RBCF CEO, Joe Mangiapane.

GBI’s seasoned management team is the driving force behind the firm’s expansion plans, offering technology solutions, multiple clearing choices and exclusive investment product relationships to the independent-minded securities professional.

“It is a great honor to pass on my legacy to such an enthusiastic team. I am excited about the future growth opportunities of Rubicon,” remarked Grant Bettingen, CEO and founder of GBI. “GBI’s service team is positioned to accommodate significant growth in all product and service lines and is proud to offer one of the most attractive broker-dealer packages for securities professionals on the market today.” Mr. Bettingen will remain with GBI as its chairman and managing director of investment banking.

Rubicon’s business model is structured to provide many opportunities for growth through the synergies created by having multiple licenses and financial products to offer clients in one convenient location. “This competitive advantage puts us in a unique position of strength within the financial community, enabling each of our wholly owned subsidiaries to grow their business through the retail and commercial markets with increased operational efficiencies,” said Mangiapane.

About Rubicon:

Rubicon Financial Incorporated is a publicly-traded, financial services holding company that has grown through the acquisition of multiple businesses within the financial services industries.

Through an acquisition strategy of acquiring entities whom are fully staffed, licensed and operational in each of the four major financial service areas of need: Insurance, Mortgage, Real Estate and Investments, Rubicon now has the capacity and capability of providing the clients of its various wholly owned subsidiaries with convenience, low pricing and enhanced customer service. Rubicon is located in Irvine, California, in the center of one of the nation’s wealthiest regions, as well as one of California’s most populated and affluent business communities. Rubicon currently or in the future intends to offer a diverse number of financial services and products, including but not limited to: insurance, both personal and commercial; mortgage and real estate services; retail brokerage services; loss mitigation services for troubled borrowers; short sales services; REO and non performing note acquisitions and dispositions; securities market making; online trading; and investment banking for small to midsized companies. Each respective financial service or product is offered by fully licensed professionals employed through wholly owned subsidiaries of Rubicon.

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be “forward-looking statements.”

Such statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Such statements involve risks and uncertainties, including but not limited to: any implied or perceived benefits resulting from the GBI merger; the size of GBI and its financial results; the ability of Rubicon to execute its business plan and become a diversified financial services company; the ability of Rubicon to successfully integrate GBI’s business into its own; the successful acquisition of other financial services companies; any other effects resulting from the GBI merger; risks and effects of legal and administrative proceedings and government regulation; future financial and operational results; competition; general economic conditions; and the ability to manage and continue growth. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

Important factors that could cause actual results to differ materially from the forward-looking statements Rubicon makes in this press release include market conditions and those set forth in reports or documents it files from time to time with the Securities and Exchange Commission. Rubicon undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

CONTACT:

Rubicon Financial Incorporated

Terence Davis, 949-798-7220